SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2004

                                  ABAXIS, INC.
             (Exact name of registrant as specified in its charter)

          California                      000-19720             77-0213001
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer)
incorporation or organization)                              Identification No.)

    3240 Whipple Road, Union City, CA                               94587
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (510) 675-6500

             ------------------------------------------------------
             (Former name or address, if changes since last report)
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Item 11.

      Abaxis, Inc. has decided to change the trustee for the ABAXIS Tax Deferral Savings Plan. Such a change requires a blackout period as defined in Rule 100 of Regulation BTR. On January 6, 2004, Abaxis, Inc. received notice from the ABAXIS Tax Deferral Savings Plan regarding the blackout period. The notice required by Rule 104 of Regulation BTR was sent to directors and executive officers by Abaxis, Inc. on January 9, 2004. A copy of the notice is attached as Exhibit 99.1.

Exhibit No.    Description
-----------    -----------

99.1           Notice to Directors and Executive Officers Dated January 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of January, 2004.

                                              Abaxis, Inc.

                                              By: /s/ Alberto Santa Ines
                                                  ------------------------------
                                                  Alberto Santa Ines
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Notice to Directors and Executive Officers Dated January 9, 2004.